® A B R E A K O U T G R O W T H S T O R Y 40 Y E A R S IN T HE M A K I N G INVESTOR PRESENTATION | NASDAQ: FWRG | AUGUST 10, 2023 Exhibit 99.1

Forward-Looking Statements In addition to historical information, this presentation may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to any historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “outlook,” “potential,” “project,” “projection,” “plan,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other similar expressions. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed our filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website at https://investors.firstwatch.com/financial-information/sec-filings. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: uncertainty regarding ongoing hostility between Russia and Ukraine and the related impact on macroeconomic conditions, including inflation, as a result of such conflict or other related events; our vulnerability to changes in economic conditions and consumer preferences; our inability to successfully open new restaurants or establish new markets; our inability to effectively manage our growth; adverse effects of the COVID-19 pandemic or other infectious diseases; potential negative impacts on sales at our and our franchisees’ restaurants as a result of our opening new restaurants; a decline in visitors to any of the retail centers, lifestyle centers, or entertainment centers where our restaurants are located; lower than expected same-restaurant sales growth; unsuccessful marketing programs and limited time new offerings; changes in the cost of food; unprofitability or closure of new restaurants or lower than previously experienced performance in existing restaurants; our inability to compete effectively for customers; unsuccessful financial performance of our franchisees; our limited control over our franchisees’ operations; our inability to maintain good relationships with our franchisees; conflicts of interest with our franchisees; the geographic concentration of our system-wide restaurant base in the southeast portion of the United States; damage to our reputation and negative publicity; our inability or failure to recognize, respond to and effectively manage the accelerated impact of social media; our limited number of suppliers and distributors for several of our frequently used ingredients and shortages or disruptions in the supply or delivery of such ingredients; information technology system failures or breaches of our network security; our failure to comply with federal and state laws and regulations relating to privacy, data protection, advertising and consumer protection, or the expansion of current or the enactment of new laws or regulations relating to privacy, data protection, advertising and consumer protection; our potential liability with our gift cards under the property laws of some states; our failure to enforce and maintain our trademarks and protect our other intellectual property; litigation with respect to intellectual property assets; our dependence on our executive officers and certain other key employees; our inability to identify, hire, train and retain qualified individuals for our workforce; our failure to obtain or to properly verify the employment eligibility of our employees; our failure to maintain our corporate culture as we grow; unionization activities among our employees; employment and labor law proceedings; labor shortages or increased labor costs or health care costs; risks associated with leasing property subject to long-term and non-cancelable leases; risks related to our sale of alcoholic beverages; costly and complex compliance with federal, state and local laws; changes in accounting principles applicable to us; our vulnerability to natural disasters, unusual weather conditions, pandemic outbreaks, political events, war and terrorism; our inability to secure additional capital to support business growth; our level of indebtedness; failure to comply with covenants under our credit facility; and the interests of our majority stockholder may differ from those of public stockholders. Non-GAAP Financial Measures (Unaudited) To supplement the consolidated financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), we use the following non-GAAP measures, which present operating results on an adjusted basis: (i) Adjusted EBITDA, (ii) Adjusted EBITDA margin, (iii) Restaurant level operating profit and (iv) Restaurant level operating profit margin. Our presentation of these non-GAAP measures includes isolating the effects of some items that are either nonrecurring in nature or vary from period to period without any correlation to our ongoing core operating performance. These supplemental measures of performance are not required by or presented in accordance with GAAP. Management believes these non-GAAP measures provide investors with additional visibility into our operations, facilitate analysis and comparisons of our ongoing business operations because they exclude items that may not be indicative of our ongoing operating performance, help to identify operational trends and allow for greater transparency with respect to key metrics used by management in our financial and operational decision making. Our non- GAAP measures may not be comparable to similarly titled measures used by other companies and have important limitations as analytical tools. These non-GAAP measures should not be considered in isolation or as substitutes for analysis of our results as reported under GAAP as they may not provide a complete understanding of our performance. These non-GAAP measures should be reviewed in conjunction with our consolidated financial statements prepared in accordance with GAAP. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities. CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES 2

• The disruptive leader defining the fast growing Daytime Dining category, boasting 40 years in operations • $2.0M AUV1 achieved in one 7½ hour daytime shift (7:00 AM - 2:30 PM) • More than 490 system-wide restaurants across 29 states and growing • Modest per person average under ~$16.50, making us an affordable luxury for most • Broad consumer appeal to diverse demographics and socio-economic groups • Elevated, “instagrammable” on-trend menu that features fresh, in-season produce • Proven portability with NRO AUVs consistently outperforming comp cohort Note: AUV metric representative of FY 2022. All other figures as of Q2 2023. 3 IF YOU HAVEN’T BEEN TO A FIRST WATCH, CONSIDER THIS YOUR WAKE-UP CALL

® • Daypart that has consistently grown since 2019 • Daypart growth still in its early stages, with upside potential vs established lunch and dinner • Tremendous opportunity with a vast majority of breakfast occasions still occurring at home • High consumer appeal for breakfast all day • Compelling unit economics SERVED BREAKFAST IS (1) Technomic 2023. 5

HEALTH & FRESHNESS EXPLORATION & CREATIVITY ENGAGING ENVIRONMENTS 1 2 3 THE ALL DAY CAFE IS CHANGING THE GAME AND BRINGING EXCITEMENT TO A GROWING DAYPART • Operating exclusively during daytime hours • Inspired, chef-driven menu • Legacy players have not evolved with consumer preferences & tastes • Younger generations are more discerning and health focused, demanding more from brands • Highly fragmented competitive set 6 the size of the next 3 largest Daytime Dining competitors combined by number of restaurants* FIRST WATCH IS THE LEADER A PROVEN, WINNING DAYTIME DINING FORMULA FUELED BY FRESHNESS & INNOVATION FRESHNESS INNOVATION2X OVER • “Follow the Sun” approach • Fresh produce deliveries 3 - 4x a week • Seasonal items & expanding menu platforms • Familiar classics, elevated • Craveable & photo-worthy *Source: Technomics. Another Broken Egg, Snooze, Keke’s as of year end 2022 7 82 59 54 492

GROWTH & PERFORMANCE

® • On-trend evolving menu ensures relevancy and newness • Great customer experiences drive frequency • Apply targeted marketing to increase awareness • Prior to 2020, modest average pricing of 2-3% annually to offset cost increases, with no price taken in 2021 PROVEN ABILITY TO CONSISTENTLY DRIVE SAME-RESTAURANT TRAFFIC SAME-RESTAURANT SALES GROWTH DRIVERS 4.1% 6.5% 6.9% 7.9% 6.9% 5.6% 14.3% 14.5% 10.4% 2014 2015 2016 2017 2018 2019 2021 2022 YTD Q2 2023 Driven largely through menu innovation and positive traffic v 2019 Lagged industry with no pricing action in 2021 9 ANNUAL COMPANY-OWNED SAME-RESTAURANT SALES GROWTH

SYSTEM-WIDE RESTAURANT COUNT BY STATE AS OF Q2’23 ® PERFORMANCE-DRIVEN PORTABILITY, RAPID GROWTH WITH CLEAR VISIBILITY TO 2,200 UNITS FLORIDA 117 LOCATIONS $2.2M AUV TEXAS 59 LOCATIONS $2.1M AUV OHIO 38 LOCATIONS $2.1M AUV ARIZONA 30 LOCATIONS $2.1M AUV MISSOURI 23 LOCATIONS $2.3M AUV Proven portability with restaurants in our top decile spanning 10 states and 19 DMAs Note: Restaurant counts represent system-wide restaurants. AUV metrics is for Company-Owned restaurants only, representing trailing 12 months as of the end of Q2 2023. 10 1 18 10 6 23 3 59 1 1 4 19 117 7 32 20 15 5 5 10 38 1 23 18 5 9 25 30 1  Demonstrated success of rapid unit growth  15.7% system-wide unit CAGR from 2014-2022  More than 490 locations across the U.S.  2,200 unit potential  100 franchise units with 51 subject to purchase option

(1) Representative of our target 3-year new units performance, which is comparable to the historical 3-year performance of our new restaurants. (2) Cash-on-Cash Return is defined as Restaurant Level Operating Profit (excluding gift card breakage and deferred rent expense (income) in the third year of operation (months 25-36 of operation) for company- owned restaurants divided by their cash build-out expenses, net of landlord incentives. (3) Represents fiscal 2022 annualized average sales of all company-owned restaurants opened through the respective cohort year. (4) Represents fiscal 2022 annualized average sales of all company-owned restaurants opened through fiscal 2019. ATTRACTIVE NEW UNIT ECONOMICS THAT WORKS EVERYWHERE YEAR 3 SALES YEAR 3 RLOP YEAR 3 CASH-ON-CASH RETURNS (2) 18-20%Our flexible box size of ~3,000–6,600 square feet with a net build-out cost of ~$0.9M-$1.4M allows us to fit in any real estate and we can succeed in many markets EXISTING RESTAURANTS (4) FISCAL 2020 NROs FISCAL 2021 NROs FISCAL 2022 NROs $2.5M (1) (1) 35%+ (1) 11 2021 & 2022 NEW RESTAURANT OPENINGS (NROs) OUTPERFORMING THE SYSTEM AND OUR EXPECTATIONS 2022 RESTAURANT VINTAGE PERFORMANCE (3)($mm) $2.1 $2.0 $2.2 $2.2

WE ARE EXCEEDING THE LONG- TERM PERFORMANCE TARGETS WE IDENTIFIED AT THE IPO Note: These are not projections; they are goals/targets and are forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For a discussion of the important factors that could cause these variations, please consult the "Risk Factors" section of the Registration Statement, or the documents incorporated by reference thereto. Nothing in this presentation should be regarded as a representation by any person that these goals/targets will be achieved and the Company undertakes no duty to update its goals/targets. (1) System-wide restaurants refers to First Watch company-owned and franchise-owned restaurants. UNIT GROWTH LOW DOUBLE DIGITS SYSTEM-WIDE SALES GROWTH (1) MID-TEENS ADJ. EBITDA GROWTH MID-TEENS SAME-RESTAURANT SALES GROWTH APPROX. 3.5% OCTOBER 1, 2021 12

First Watch Core Brand Pillars First Watch shares similar fundamental strengths that distinguish top consumer brands* *Solely for convenience, the trademarks, trade names, service marks and copyrights referred to herein are listed without the ©, ® and TM symbols, but such references are not intended to indicate, in any way, that we, or the applicable owner, will not assert, to the fullest extent under applicable law, our or their, as applicable, rights to these trademarks, trade names, service marks and copyrights. Other trademarks, trade names, service marks or copyrights appearing in this presentation are the property of their respective owners.

THE SECRET INGREDIENTS TO OUR SUCCESS

OUR MISSION IS SIMPLE. WE PUT • Single shift from 7 AM to 2:30 PM • No night shifts, ever • Investment in employees’ personal and professional growth WE PUT EMPLOYEES FIRST WHO IN TURN PUT GUESTS FIRST • Employees are empowered to make guests happy • Culture of service • Superior restaurant execution 15® 15

® • One menu all day • One sheduling shift allows GM to oversee the entire business • No shoulder periods - highly efficient One Shift, One Menu, One Focus Driving Operational Excellence Our unique single-shift operating model has allowed us to staff up and retain our most important asset: people 16

MINT MOCHA ICED COFFEE CARNITAS BREAKFAST BURRITO LONE STAR BRISKET HASH CAULI-RIZO BREAKFAST TACOS ® BLUEBERRY MUFFIN TOP GRIDDLE CAKES COMFORTING & FAMILIAR MENU MEETS INTRIGUE & INNOVATION • Familar forms with seasonal flavors • Early trend identification • Five seasonal menu changes a year WATERMELON WAKE-UP 17

® • Track record of establishing partnerships with the best makers, bakers and growers • Menu rotates every 10 weeks to reflect the season and ensure ongoing relevancy • Focus is on quality and freshness WE FOLLOW THE SUN AND CARE WHERE OUR FOOD COMES FROM 18

...AND WE KEEP RAISING THE BAR ® MILLION DOLLAR BREAKFAST SANDWICH PURPLE HAZE 19

SHAREABLES CREATE ADD-ON OPPORTUNITIES 20® • Capitalizes on the social nature of breakfast / brunch meals • Generates incremental sales and opportunity to test pricing with menu mix as high as 9.2% of customers • 5.6% of customers purchased shareables Q2 2023 vs. 1.9% in 2017 • Shareables instead of appetizers or desserts (maintains table turns) 20 GINGERBREAD SPICE DONUTS RAINBOW TOAST BACON CHEDDAR CORNBREAD CARAMEL CRUNCH CINNAMON ROLL CINNAMON SPICE CHURROS MILLION DOLLAR BACON

 ~88% of system rolled out  Highly incremental and margin accretive to all other beverages including fresh juice  Accounts for 6% of dine-in customers at serving restaurants  Presents continued innovation opportunity  No physical bar needed for alcohol roll-out Enhances the brunch occasion, creating additional opportunity to attract younger demographics ® CRAFTED COCKTAILS (REALLY GOOD MORNINGS) 21

Opportunity to increase front of house efficiency and lower wait abandonment WAITLIST TECHNOLOGY ORDER / PAY AT TABLE Opportunity to decrease table time and meeting customers where they are KITCHEN DISPLAY Opportunity to reduce ticket times and points of friction, simplifies back of house SEAT OPTIMIZATION Opportunity to match seating configurations to average restaurant party size & increase seat utilization WE HAVE A LOT OF DEMAND AND WE ARE FOCUSED ON SERVING IT • Waits can range up to 90 minutes during peak periods, signifying unmet demand • We have identified significant technology and operational initiatives within our four walls to help us actualize this opportunity ROLE SPECIALIZATION Specialized roles to boost efficiency and throughput: dedicated expediter & beverage lead ® 22

AIDED AWARENESS VS. GUEST SATISFACTION THE GROWTH OPPORTUNITY IS CLEAR Note: All figures are sourced from Technomic for the full 2022 year. Survey Question: On a Scale of 1 to 7 where 1 = “Not at all satisfied” and 7 = “Extremely satisfied”, how satisfied are you with each of the following restaurants? LTM Customers % 6 or 7. 12% 69% 66% 34% 65% 62% 53% 46% 50% 49% 23

AWARDS AND RECOGNITION 2022 Culture at Work Award 24 2023 Customer Experience All-Star2022 Top 100 Most Loved Workplace 2023 Most Loved Brands, #1 Restaurant, #4 Overall 2019 & 2020 Best People Practices Finalist 2018 Best Places to work 2020 America’s Favorite Restaurant Brand

APPENDIX

26 HISTORICAL DATA ** Pre-opening expenses are presented in one line item on the Consolidated Statements of Operations and Comprehensive Income (Loss) Same-Restaurant Sales & Traffic Growth Pre-opening Expenses ** Q1 Q2 YTD Q2 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Same-Restaurant Sales Growth 12.9% 7.8% 10.4% 27.2% 13.4% 12.0% 7.7% 14.5% 14.1% 403.5% 46.2% 36.7% 63.0% Same-Restaurant Traffic Growth (Decline) 5.1% (1.2%) 1.9% 21.9% 8.1% 3.7% (0.6%) 7.7% 2.2% 360.9% 40.1% 31.9% 52.6% Comparable Restaurant Base 328 327 327 305 304 303 301 301 270 270 270 269 269 2023 20212022 (in thousands) Q1 Q2 YTD Q2 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Other restaurant operating expenses 654$ 643$ 1,297$ 648$ 563$ 813$ 1,301$ 3,325$ 724$ 649$ 280$ 402$ 2,055$ Occupancy expenses 382$ 609$ 991$ 337$ 531$ 677$ 544$ 2,089$ 440$ 250$ 230$ 335$ 1,255$ Total Pre-opening expenses 1,036$ 1,252$ 2,288$ 985$ 1,094$ 1,490$ 1,845$ 5,414$ 1,164$ 899$ 510$ 737$ 3,310$ 2023 2022 2021

27 Adjusted EBITDA and Adjusted EBITDA margin Management uses Adjusted EBITDA and Adjusted EBITDA margin (i) as factors in evaluating management’s performance when determining incentive compensation, (ii) to evaluate the Company’s operating results and the effectiveness of our business strategies, (iii) internally as benchmarks to compare the Company’s performance to that of its competitors and (iv) to provide investors with additional transparency of the Company’s operations. The use of Adjusted EBITDA and Adjusted EBITDA margin as performance measures permit a comparative assessment of the Company’s operating performance relative to the Company’s performance based on the Company’s GAAP results, while isolating the effects of some items that are either nonrecurring in nature or vary from period to period without any correlation to the Company’s ongoing core operating performance. The adjacent table reconciles Net income (loss) and Net income (loss) margin, the most directly comparable GAAP measures, to Adjusted EBITDA and Adjusted EBITDA margin, respectively, for the periods indicated. NON-GAAP FINANCIAL MEASURES ___________________________ (1) Represents non-cash, stock-based compensation expense which is recorded within General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income. (2) Represents costs incurred in connection with the sale of the Company’s common stock through underwritten secondary public offerings and the acquisition of certain franchise-owned restaurants. During the thirteen and twenty-six weeks ended June 26, 2022, represents termination fees incurred in connection with certain service contracts and a termination fee in connection with the closure of one company-owned restaurant. (3) Represents costs related to process improvements and strategic initiatives. These costs are recorded within General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income. (4) Represents professional service costs incurred in connection with the Delaware Voluntary Disclosure Agreement Program related to unclaimed or abandoned property. These costs are recorded in General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income. (5) Represents insurance recoveries, net of costs incurred, in connection with Hurricane Ian, which were recorded in Other income, net on the Consolidated Statements of Operations and Comprehensive Income. (6) Represents costs related to the disposal of assets due to retirements, replacements or certain restaurant closures. There were no impairments recognized during the periods presented. (7) Represents costs incurred for hiring qualified individuals. These costs are recorded within General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income. (8) Severance costs are recorded in General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income. (9) Represents the non-cash portion of straight-line rent expense recorded within both Occupancy expenses and General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income. (in thousands) June 25, 2023 June 26, 2022 June 25, 2023 June 26, 2022 Net income (loss) $7,959 $2,707 $17,319 $7,347 $6,907 ($2,107) ($49,681) Depreciation and amortization 9,441 8,400 18,558 16,623 34,230 32,379 30,725 Interest expense 2,037 1,126 3,944 2,132 5,232 20,099 22,815 Income taxes 2,032 1,336 6,590 3,613 5,684 2,477 (19,873) EBITDA 21,469 13,569 46,411 29,715 52,053 52,848 (16,014) Stock-based compensation (1) 2,125 2,808 3,622 5,102 10,374 8,596 750 Transaction expenses (income), net (2) 1,744 300 1,997 557 2,513 (1,156) (258) Strategic transition costs (3) 208 721 513 1,171 2,318 2,402 4,247 Delaware Voluntary Disclosure Agreement (4) 45 - 412 - 149 - - Insurance (proceeds) costs, in connection with natural disasters,net (5) (154) - (295) - 115 - - Impairments and loss on disposal of assets (6) 299 155 433 234 920 381 315 Recruiting and relocation costs (7) 80 143 110 219 681 351 228 Severance costs (8) - 93 26 155 155 265 239 Loss on extinguishment of debt - - - - - 2,403 - COVID-19 - related charges - - - - 211 4,749 Adjusted EBITDA $25,816 $17,789 $53,229 $37,153 $69,278 $66,301 ($5,744) Total revenues $216,300 $184,453 $427,706 $357,565 $730,162 $601,193 $342,388 Net income (loss) margin 3.7% 1.5% 4.0% 2.1% 0.9% (0.4%) (14.5%) Adjusted EBITDA Margin 11.9% 9.6% 12.4% 10.4% 9.5% 11.0% (1.7%) Additional information Deferred rent expense (income) (9) $330 $651 $914 $1,231 $2,418 ($2,011) $10,087 2022 2021 FISCAL YEARTWENTY-SIX WEEKS ENDEDTHIRTEEN WEEKS ENDED 2020

28 Restaurant level operating profit and Restaurant level operating profit margin Restaurant level operating profit and Restaurant level operating profit margin are not indicative of our overall results, and because they exclude corporate-level expenses, do not accrue directly to the benefit of our stockholders. We will continue to incur such expenses in the future. Restaurant level operating profit and Restaurant level operating profit margin are important measures we use to evaluate the performance and profitability of each operating restaurant, individually and in the aggregate and to make decisions regarding future spending and other operational decisions. We believe that Restaurant level operating profit and Restaurant level operating profit margin provide useful information about our operating results, identify operational trends and allow for transparency with respect to key metrics used by us in our financial and operational decision-making. The adjacent table reconciles Income (Loss) from operations and Income (Loss) from operations margin, the most directly comparable GAAP financial measures, to Restaurant level operating profit and Restaurant level operating profit margin, respectively, for the periods indicated. NON-GAAP FINANCIAL MEASURES ___________________________ (1) Represents costs incurred in connection with the Secondary Offerings and the acquisition of certain franchise-owned restaurants. During the thirteen and twenty-six weeks ended June 26, 2022, represents termination fees incurred in connection with certain service contracts and a termination fee in connection with the closure of one company-owned restaurant. (2) Represents costs related to the disposal of assets due to retirements, replacements or certain restaurant closures. There were no impairments recognized during the periods presented. (3) Represents the non-cash portion of straight-line rent expense recorded within Occupancy expenses on the Consolidated Statements of Operations and Comprehensive Income. (in thousands) June 25, 2023 June 26, 2022 June 25, 2023 June 26, 2022 2022 2021 2020 Income (Loss) from operations $11,343 $5,053 $26,674 $12,813 $16,913 $22,243 ($47,222) Less: Franchise revenues (3,713) (2,771) (7,151) (5,214) (10,981) (8,850) (4,955) Add: General and administrative expenses 25,284 21,942 47,989 41,505 84,959 70,388 46,322 Depreciation and amortization 9,441 8,400 18,558 16,623 34,230 32,379 30,725 Transaction expenses (income), net (1) 1,744 300 1,997 557 2,513 (1,156) (258) Impairments and loss on disposal of assets (2) 299 155 433 234 920 381 315 Costs in connection with natural disasters - - - - 382 - - COVID-19 related charges - - - - - 19 3,309 Restaurant level operating profit $44,398 $33,079 $88,500 $66,518 $128,936 $115,404 $28,236 Restaurant sales $212,587 $181,682 $420,555 $352,351 $719,181 $592,343 $337,433 Income (Loss) from operations margin 5.3% 2.8% 6.3% 3.6% 2.4% 3.8% (14.0%) Restaurant level operating profit margin 20.9% 18.2% 21.0% 18.9% 17.9% 19.5% 8.4% Additional information Deferred rent expense (income) (3) $280 $601 $814 $1,131 $2,219 ($2,075) $10,029 TWENTY-SIX WEEKS ENDED FISCAL YEARTHIRTEEN WEEKS ENDED

29 The following definitions apply to these terms as used in this presentation: Adjusted EBITDA: a non-GAAP financial measure, is defined as net income (loss) before depreciation and amortization, interest expense, income taxes and items that the Company does not consider in the evaluation of its ongoing core operating performance. Adjusted EBITDA margin: a non-GAAP financial measure, is defined as Adjusted EBITDA as a percentage of total revenues. Average Unit Volume: the total restaurant sales (excluding gift card breakage) recognized in the comparable restaurant base, which is defined as the number of company-owned First Watch branded restaurants open for 18 months or longer as of the beginning of the fiscal year (“Comparable Restaurant Base”), divided by the number of restaurants in the Comparable Restaurant Base during the period. This measurement allows management to assess changes in consumer spending patterns at our restaurants and the overall performance of our restaurant base. Restaurant level operating profit: a non-GAAP financial measure, is defined as restaurant sales, less restaurant operating expenses, which include food and beverage costs, labor and other related expenses, other restaurant operating expenses, pre-opening expenses and occupancy expenses. Restaurant level operating profit excludes corporate-level expenses and items that are not considered in the Company’s evaluation of its ongoing core operating performance. Restaurant level operating profit margin: a non-GAAP financial measure, is defined as Restaurant level operating profit as a percentage of restaurant sales. Same-restaurant sales growth: the percentage change in year-over-year restaurant sales (excluding gift card breakage) for the Comparable Restaurant Base. Same-restaurant traffic growth: the percentage change in traffic counts as compared to the same period in the prior year using the Comparable Restaurant Base. System-wide restaurants: the total number of restaurants, including all company-owned and franchise-owned restaurants. System-wide sales: consists of restaurant sales from our company-owned restaurants and franchise-owned restaurants. We do not recognize the restaurant sales from our franchise-owned restaurants as revenue. DEFINITIONS

® STEVEN L. MAROTTA Vice President, Investor Relations 941-500-1918 INVESTORS@FIRSTWATCH.COM